                                                                   Exhibit 10.26

                        1997 EDITION - ELECTRONIC FORMAT

                            AIA DOCUMENT A111 - 1997

STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the day of in the year
(In words, indicate day, month and year)
Twenty-sixth of March, two thousand and four

BETWEEN THE OWNER:
(Name, address and other information)


Alnylam Pharmaceuticals. Inc.
790 Memorial Drive, Suite 202
Cambridge, MA 02139



and the Contractor:
(Name, address and other information)
Perini Building Company, Inc.
73 Mt. Wayte Avenue
Framingham, MA 01701



The Project is:
(Name and location)
The Laboratory Tenant Fit-out of "Office Level 3", with required support spaces on other floors as required, of 300 Third Street, Cambridge, MA 02142.



The Architect is:
(Name, address and other information)
Olson Lewis Dioli & Doktor
Architects & Planners
17 Elm Street
Manchester-by-the-Sea, MA 01944


The Owner and Contractor agree as follows.

ARTICLE 1 THE CONTRACT DOCUMENTS

         The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article
         15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2 THE WORK OF THIS CONTRACT

         The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 RELATIONSHIP OF THE PARTIES

---------------
(C)1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)I997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner, to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.


         3.1.4 Nothing contained in the contract shall be deemed to propose general design responsibilities on the General Contractor.


ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


         4.1      The Work commenced on 11/20/2003.






         4.2 The Contractor shall achieve Substantial Completion of the entire Work not later than May 14, 2004.


         subject to adjustments of this Contract Time as provided in the Contract Documents.
         (Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

ARTICLE 5 BASIS FOR PAYMENT

         5.1      CONTRACT SUM

         5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.


         5.1.2    The Contractor's Fee is the lump sum of: $232,565



         For changes in the Work, the Fee shall be adjusted by 5.5% of the net value of the Change Order for increases in the Cost of the Work. No Fee shall be deducted for net decreases in the Cost of the Work. Subcontractors shall be allowed a 12% overhead and fee on Change Order work.



         5.1.3    The estimated Cost of the Work is $ 5,168,104



         5.2      Guaranteed Maximum Price.



         5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not a exceed FIVE MILLION FOUR HUNDRED THOUSAND SIX HUNDRED SIXTY NINE DOLLARS


----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute or Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         $5,400,669 subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs that would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner, except to the extent that the bonus available under Clause 5.2.1.1 causes an increase in the Fee, and, accordingly, the Guaranteed Maximum Price, taking into consideration the provisions of Clause 5.2.1.3.



         1. If the Contractor achieves Substantial Completion of the Work by April 30, 2004, the Contractor shall be entitled to an increase in the Contractor's Fee of one percent (1%) of the actual Cost of the Work, plus an additional Fee of One Thousand Dollars ($1,000.00) per calendar day that Substantial Completion is achieved prior to April 30, 2004.



         2. If the Contractor fails to achieve Substantial Completion by May 14, 2004. the Contractor's Fee shall be reduced by One Thousand Dollars ($1,000.00) per calendar day that Substantial Completion is delayed beyond May 14, 2004, provided that such reduction shall not exceed 50% of the Contractor's Fee. Liquidated damages are in lieu of actual or consequential damages.



         3. If the Contractor completes the Work for less than the estimated Cost of the Work, as such Cost may be modified by Change Orders, then the Contractor shall be entitled to an additional Contractor's Fee in an amount equal to 25% of the difference between the estimated Cost of the Work and the actual Cost of the Work, provided that the Contractor has achieved Substantial Completion of the Work within the Contract Time, as the Contract Time may be modified by Change Orders.





         5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

         (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)


         1) 05120 PCO#5 added steel add $136,381.00.



         2) 12345 Cold Room add $71,000.00.



         3) Partial taxes add $22,627.00 per Exhibit C.



         4) Cost for Addendum #1 add $36,525.00 per Exhibit D.


         5.2.3    Unit prices, if any, are as follows:

         5.2.4    Allowances, if any, are as follows:

         (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

---------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution.

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         07250 - Roofing - $15,000,00.



         09600 - 830 square feet Epoxy Flooring - $20,750.00.



         0000 - Fire Extinguishers - $5,000.00.



         2345 - Cold Room - $71,000,00.



         4000 - Elevator Operator - $20,000,00.



         Insurance $73,319.00.



         Allowances to be adjusted up or down by change order.


         5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:


         Materials and equipment purchased for the laboratory components of the project is exempt from sales tax per Exhibit "C". See Attached. GMP contingency is to be used by Contractor at his discretion to make up for, but not limited to. Contractors errors, omission, schedule acceleration for Perini to achieve schedule dates, not to include major changes by the Owner, and gaps only if due to Perini's fault in the GMP. The Contractor shall notify the Owner as to its use of contingency at the time of each requisition, and shall provide a full account of the use of the contingency to the Owner upon final completion of the Work.


         5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6 CHANGES IN THE WORK

         6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201-1997.

         6.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5,7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

         6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in
         Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

         6.4 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7 COSTS TO BE REIMBURSED

         7.1      COST OF THE WORK

         The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

         7.2      LABOR COSTS

------------------
(C) 192O, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)I997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington. D.C. 20006-5292

         7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

         7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval.

         (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

         7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

         7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2.3.

         7.3      SUBCONTRACT COSTS

         7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

         7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

         7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

         7.4.2    Costs of materials described in the preceding Subparagraph
         7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

         7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

         7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

         7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

         7.5.3    Costs of removal of debris from the site.

         7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

-------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         7.5.5 That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

         7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

         7.6      MISCELLANEOUS COSTS

         7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

         7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

         7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

         7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

         7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

         7.6.6    Data processing costs related to the Work.

         7.6.7 Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.


         7.6.8 Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, or arising from the negligence of Contractor, Subcontractor or Supplier, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.


         7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

         7.7      OTHER COSTS AND EMERGENCIES

         7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

         7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

-------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.


         7.7.4 Costs of repairing Work damaged by the Owner or by parties not employed by the Contractor, Subcontractor or Supplier.


ARTICLE 8 COSTS NOT TO BE REIMBURSE

         8.1      The Cost of the Work shall not include:

         8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in Article 14.

         8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

         8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

         8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

         8.1.5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

         8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

         8.1.7    Any cost not specifically and expressly described in
         Article 7.

         8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS

         9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

         9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS

         10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors

----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general condition! unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT Alll - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

         10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (i) is recommended to the Owner by the Contractor, (2) is qualified to perform that portion of the Work; and
         (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

         10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11 ACCOUNTING RECORDS


         The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law. The Contractor shall separately account for costs incurred in the performance of that portion of the work identified by the Owner as "Lab Areas" on Exhibit.


ARTICLE 12 PAYMENTS

         12.1     PROGRESS PAYMENTS
         12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.


         12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:
         The Owner shall provide Contractor with Owner's tax exempt certificate together with a list of fixtures, equipment and materials to which the tax exemption indicated in Exhibit "C" attached herein. The Owner hereby designates the Contractor as its Agent in making the purchases of any such tax exempt items.



         12.1.3 Provided that an Application for Payment is received by the Architect not later than the tenth day of a month, the Owner shall make payment to the Contractor not later than the tenth day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than thirty days after the Architect receives the Application for Payment.


         12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (i) progress payments already received by the Contractor, less (2) that portion of those payments attributable to the Contractor's Fee; plus
         (3) payrolls for the period covered by the present Application for Payment.

----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)I997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

         12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (i) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

         12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

            .1 take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

            .2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;


            .3 add the Contractor's Fee Contractor's General Conditions, less retainage of zero percent ( 0 %). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;


            .4    subtract the aggregate of previous payments made by the Owner;

            .5 subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

            .6 subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.


         12.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than ten percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for


----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)I997 AIA(R)
AIA DOCUMENT Alll - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         Subcontractors. Retainage may be reduced to 5% upon 50% completion on a case-by-case, at the sole discretion of the Owner.


         12.1.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

         12.2     FINAL PAYMENT

         12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

                  .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document Aaoi-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

                  .2 a final Certificate for Payment has been issued by the Architect.

         12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

         12.2.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the ALA Document A201-1997. The time periods slated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.


         12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to file a claim, such claim shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to make a claim within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.


         12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by
         Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate

----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general condition! unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT Alll - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION

         13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

         13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

         13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

         13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

         13.2.3   Subtract the aggregate of previous payments made by the Owner.


         13.3 The Owner shall also pay the Contractor fair compensation, either by purchase-or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.


         13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph
         14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14 MISCELLANEOUS PROVISIONS

         14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

         14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate staled below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
         (Insert rate of interest agreed upon, if any.)


         Payments due and unpaid for more than thirty (30) days under the Contract Documents shall bear interest at the prime rate published from time to time in the WSJ.


----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waiver as.)


         14.3     THE OWNER'S REPRESENTATIVE IS:
         (Name, address and other in formation.)
         Richard D. Priester
         Strategic Facility Planning LLC
         102 Loker Street
         Wayland, MA 01778



         14.4     The Contractor's representative is:
         (Name, address and other information.)
         Matthew Collins
         73 Mt. Wayte Avenue
         Framingham, MA 01701-9160


         14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.


         14.6     Other provisions:



         14.6.1 The wages of the following employees shall be included in the Cost of the Work when those employees are working directly on the Project at the site office:



         Matthew Collins, Project Executive



         Deborah Avery, Project Manager



         Joseph Jowkar, Superintendent



         The wages of these employees shall not exceed the rates/amounts set forth in Attached Rates.



         The Contractor shall not make changes in the above personnel without the consent of the Owner, consent which shall not be unreasonably withheld.



         14.16.2 The Contractor shall provide to the Owner at Final Completion a set of marked up as built plans for the Work reflecting all of Contractor's field notations and Change Orders.





ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS

         15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:


         15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111 -1997, 18 pages*.



         15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997; 47 pages *.



         * Page counts may be modified in final versions.



         15.1.3 The Supplementary and other Conditions of the Contract are as follows:


----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylam.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington. D.C. 20006-5292

         Document                Title                 Pages                Date

         See Exhibit A list of documents.


         15.1.4   The Specifications are as follows:
         (Either list the Specifications here or refer to an exhibit attached to this Agreement.)


         Section                 Title                 Pages                Date

         See Exhibit A list of documents.

         15.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
         (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

         Number                  Title                 Date

         See Exhibit A list of documents (2 pages).

         15.1.6   The Addenda, if any, are as follows:

         Number                  Title                 Pages

         None included.

         Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

         15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
         (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample Arms and the Contractor's bid are not part of the Contact Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

ARTICLE 16 INSURANCE AND BONDS

         (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

         See attached Perini Insurance Certificate - Exhibit B.


ARTICLE 17 MISCELLANEOUS EXHIBITS



Exhibit C taxes added to project which do not qualify as tax exempt (2 pages). Exhibit D breakdown of cost (2 pages).


This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

/s/ Barry Greene                     /s/ Sam Sabin
---------------------------          -----------------------
OWNER (Signature)                    CONTRACTOR (Signature)

BARRY GREENE, COO                    SAM SABIN SR VP
---------------------------          ------------------------
(Printed name and title)             (Printed name and title)

----------------
(C) 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997 by The
American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylam.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general condition unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

ALNYLAM - DOCUMENT LIST                                              Exhibit "A"
                                                                          Page 1

Dwq.#   Title                                               Date        Revision
-----   -----                                               ----        --------
-       Cover Sheet                                         11/11/03    -

        ARCHITECTURAL

A1.0    Office Level 3 - Existing Floor Plan                11/11/03    -
A1.1    Office Level 3 - Proposed Floor Plan                11/11/03    -
A1.2    Parking Level P1/P2 - Proposed Partial Plans        11/11/03    -
A1.3    Office Level 3 - Equipment Plan                     11/11/03    -
A1.4    Office Level 3 - Casework Plan                      11/11/03    -
A1.5    Office Level 3 - Dimension Plan                     11/11/03    -
A1.6    Door Schedules / Door Types                         11/11/03    -
A1.7    Finish Schedule                                     11/11/03    -
A4.0    Finish Plan                                         11/11/03    -
A4.1    Painting Plan                                       11/11/03    -
A5.0    Laboratory Casework Elevations                      11/11/03    -
A5.1    Laboratory Casework Elevations                      11/11/03    -
A5.2    Interior Elevations / Casework Details              11/11/03    -
A6.0    Office Level 3 - Reflected Ceiling Plan             11/11/03    -
A9.0    Proposed Misc. Details & Sections                   11/11/03    -
A9.1    Wall Details                                        11/11/03    -
A9.2    Millwork Details                                    11/11/03    -
A9.3    Millwork Details                                    11/11/03    -
A9.4    Millwork Details                                    11/11/03    -

        STRUCTURAL

S-1     General Notes and Typical Details                   11/11/03    -
S-2     Mechanical Platform Framing Plan                    11/11/03    -
S-3     Sections and Details                                11/11/03    -

        FIRE PROTECTION

FP0.1   Fire Protection Legend                              11/11/03    -
FP1.1   Fire Protection Office Level 3 Plan                 11/11/03    -
FP1.2   Fire Protection Parking Level Part. Plans           11/11/03    -

        FIRE ALARM

FA0.1   Fire Alarm Legend                                   11/11/03    -
FA1.1   Fire Alarm Office Level 3 Plan                      11/11/03    -
FA1.2   Fire Alarm Parking Level Part. Plans                11/11/03    -

        PLUMBING

P0.1    Plumbing Legend, Diagrams and Mezzanine Part-Plan   11/11/03    -
P1.1    Plumbing Parking Level 1 (P1) Plan                  11/11/03    -
P1.2    Plumbing Parking Level 2 (P2) Plan                  11/11/03    -
P1.3    Plumbing Office Level 1 (O1) Plan                   11/11/03    -
P1.4    Plumbing Office Level 2 (O2) Plan                   11/11/03    -
P1.5A   Plumbing Office Level 3 (O3) Part Plan 'A'          11/11/03    -
P1.5B   Plumbing Office Level 3 (O3) Part Plan 'B'          11/11/03    -
P1.5C   Plumbing Office Level 3 (03) Part Plan 'C'          11/11/03    -
P1.5D   Plumbing Office Level 3 (O3) Part Plan 'D'          11/11/03    -
P1.6    Plumbing Office Level 4 (O4) Plan                   11/11/03    -
P1.7    Plumbing Penthouse & Roof Level                     11/11/03    -

Dwq.#   Title                                               Date        Revision
-----   -----                                               ----        --------
        HVAC

H0.1    HVAC Legend and General Notes                       11/11/03    -
H0.2    HVAC Schedules                                      11/11/03    -
H0.3    HVAC Details                                        11/11/03    -
H1.1    HVAC Parking Levels Part Plans                      11/11/03    -
H1.2    HVAC Office Level 3 Ductwork Plan                   11/11/03    -
H1.3    HVAC Office Level 3 Piping Plan                     11/11/03    -
H1.4    HVAC Roof Plan                                      11/11/03    -

        ELECTRICAL

E 0.1   Electrical Legend, Notes and Schedules              11/11/03    -
E 1.1   Office Level 3 Electrical Lighting Plan             11/11/03    -
E 1.2   Office Level 3 Electrical Power Plan                11/11/03    -
E 1.3   Parking Level 1 and 2 Electrical Lighting/Power
        Plans                                               11/11/03    -
E 1.4   Roof Level Electrical Lighting/Power Plan           11/11/03    -
E 2.1   Electrical Power Riser Diagram                      11/11/03    -
E 2.2   Electrical Schedules and Details                    11/11/03    -
E 2.3   Electrical Schedules and Details                    11/11/03    -

        SPECIFICATIONS

        Section 15300 - Fire Protection                     10/10/03    -
        Section 15400 - Plumbing                            10/10/03    -
        Section 15500 - HVAC                                11/11/03    -
        Section 16000 - Electrical                          10/10/03    -
        Section 16700 - Fire Alarm                          10/10/03    -

                                  [ILLEGIBLE]

PRODUCER                                                    THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
  Aon Risk Services, Inc. of Massachusetts                  ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
  99 High Street                                            HOLDER. THIS CERTIFICATE DOES NOT AMEND. EXTEND OR
  Boston MA 02110                                           ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                            -----------------------------------------------------
                                                                        COMPANIES AFFORDING COVERAGE
                                                            -----------------------------------------------------
                                                            COMPANY     Insurance Company of the State of PA
PHONE - (617) 482-3100 FAX - (617) 542-2597                     A
-----------------------------------------------------------------------------------------------------------------
INSURED                                                     COMPANY    National Union Fire Ins Co of Pittsburgh
  Perini Building Company, Inc.                                 B
  73 Mt Wayte Avenue                                        -----------------------------------------------------
  Framinghan MA 01701-9160 USA                              COMPANY    American Home Assurance Co.
                                                                C
                                                            -----------------------------------------------------
                                                            COMPANY
                                                                D                                     EXHIBIT "B"
-----------------------------------------------------------------------------------------------------------------

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

                                                               POLICY      POLICY
                                                             EFFECTIVE   EXPIRATION
CO                                                              DATE        DATE
LIR             TYPE OF INSURANCE           POLICY NUMBER    (MM/DD/YY)  (MM/DD/YY)                     LIMITS
------------------------------------------------------------------------------------------------------------------------------
A    GENERAL LIABILITY                    GL 9332360 Master   12/31/02    12/31/03    GENERAL AGGREGATE            $ 4,000,000
                                                                                      ----------------------------------------
     [X] COMMERCIAL GENERAL LIABILITY     General Liability                           PRODUCTS - COMP/OP AGG       $ 4,000,000
                                                                                      ----------------------------------------
     [ ] CLAIMS MADE  [X] OCCUR                                                       PERSONAL & ADV INJURY        $ 2,000,000
                                                                                      ----------------------------------------
     [ ] OWNER'S CONTRACTOR'S PROT                                                    EACH OCCURRENCE              $ 2,000,000
                                                                                      ----------------------------------------
     [ ]                                                                              FIRE DAMAGE (Any one fire)   $ 2,000,000
         -------------------------------                                              ----------------------------------------
     [ ]                                                                              MED EXP (Any one person)     $    10,000
------------------------------------------------------------------------------------------------------------------------------
C    AUTOMOBILE LIABILITY                 AL8261281           12/31/02    12/31/03
     [X] ANY AUTO                         Automobile-MA                               COMBINED SINGLE LIMIT        $ 2,000,000

     [X] ALL OWNED AUTOS                                                              ----------------------------------------

     [X] SCHEDULED AUTOS                                                              BODILY INJURY
                                                                                      (Per person)
     [X] HIRED AUTOS
                                                                                      ----------------------------------------
     [X] NON-OWNED AUTOS
                                                                                      BODILY INJURY
     [ ]
         -------------------------------
     [ ]                                                                              ----------------------------------------

                                                                                      PROPERTY DAMAGE

------------------------------------------------------------------------------------------------------------------------------
     GARAGE LIABILITY                                                                 AUTO ONLY - EA ACCIDENT
                                                                                      ----------------------------------------
     [ ] ANY AUTO                                                                     OTHER THAN AUTO ONLY:
                                                                                      ----------------------------------------
     [ ]                                                                                      EACH ACCIDENT
         -------------------------------                                              ----------------------------------------
     [ ]                                                                                      AGGREGATE
------------------------------------------------------------------------------------------------------------------------------
B    EXCESS LIABILITY                     BE2859979           12/31/02    12/31/03    EACH OCCURRENCE              $ 5,000,000
                                          Lead Umbrella                               ----------------------------------------
     [X] UMBRELLA FORM                                                                AGGREGATE                    $ 5,000,000
                                                                                      ----------------------------------------
     [ ] OTHER THAN UMBRELLA FORM                                                     Retained Limit Amount        $    10,000
------------------------------------------------------------------------------------------------------------------------------
A    WORKER'S COMPENSATION AND            WC7085528           12/31/02    12/31/03     X WC STATU-    OTH
     EMPLOYERS' LIABILITY                 Master Work Corp                               TORY LIMTS    ER
                                                                                      ----------------------------------------
     THE PROPRIETOR/            [ ]INCL                                               EL EACH ACCIDENT             $ 1,000,000
     PARTNER/EXECUTIVE                                                                ----------------------------------------
     OFFICERS ARE               [ ]EXCL                                               EL DISEASE-POLICY LIMIT      $ 1,000,000
                                                                                      ----------------------------------------
                                                                                      EL DISEASE-EA EMPLOYEE       $ 1,000,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

300 THIRD AVENUE, CAMBRIDGE, MA. ALNYLAM HOLDING COMPANY, ALNYLAM
PHARMACEUTICALS, INC. THE BEAL COMPANIES, CORNERSTONE REAL ESTATE ADVISERS, INC. AND PALM, INC. ARE INCLUDED AS ADDITIONAL INSURED UNDER THE GENERAL LIABILITY AS REQUIRED BY WRITTEN CONTRACT. WAIVER OF SUBROGATION APPLIES AS REQUIRED BY WRITTEN CONTRACT.

CERTIFICATE HOLDER                        CANCELLATION

   STRATEGIC FACILITY PLANNING LLC        SHOULD ANY OF THE ABOVE DESCRIBED
   102 LOKER STREET                       POLICES BE CANCELLED BEFORE THE
   WAYLAND MA 01778 USA                   EXPIRATION DATE THEREOF. THE ISSUING
                                          COMPANY WILL ENDEAVOR TO MAIL 30 DAYS
                                          WRITTEN NOTICE TO THE CERTIFICATE
                                          HOLDER NAMED TO THE LEFT, BUT FAILURE
                                          TO MAIL SUCH NOTICE SHALL IMPOSE NO
                                          OBLIGATION OR LIABILITY OF ANY KIND
                                          UPON THE COMPANY. ITS AGENTS OR
                                          REPRESENTATIVES.

                                          AUTHORIZED REPRESENTATIVE

                                          /s/ [ILLEGIBLE]

                                                                     Exhibit "C"
                                                                     Page 1

                                 PCO 2 SATES TAX


                                       SUBCONTRACT                             BUYOUT SALES                 SUBCONTRACT  BUYOUT TAX
DIVISION                                 AMOUNT         GMP         STATUS          TAX      GMP SALES TAX    CHANGES       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
0700  GENERAL CONDITIONS                            $279,050.00
                                                                      N/A                                                $     0.00

02220 SELECTIVE DEMOLITION                          $  5,000.00
                                                                      N/A                                                     $0.00

05100 STRUCTURAL STEEL
      Equipment Platforms              $131,319.00  $136.381.00     Exempt       Included      Included     ($1,990.00)       $0.00

06100 ROUGH CARPENTRY
      Rough Carpentry                    In 09250                 Non-Exempt     in 09250      In 09250      In 09250     In 09250

06200 FINISH CARPENTRY
      Millwork                         $ 65,058.00  $187,000.00   Non-Exempt     Included                                $ 1,098.00

0720O ROOFING
      Roof Patching                                 $ 15,000.00   Non-Exempt                   Allowance

08700 DOORS AND HARDWARE
      Doors and Hardware               $ 70,485.00  $ 76,000.00   Non-Exempt     Included      Included                  $ 2,647.00

08800 GLASS AND GLAZING
      Glass And Glazing                $ 77,704.00  $151,000,00   Non-Exempt     Included      Included                  $ 2,100.00
      Sliding Glass Doors at Cagewash  $ 12,500.00                  Exempt       Excluded                                $     0.00

09250 GYPSUM DRYWALL
      Gypsum Drywall and Framing       $217,075.00  $193,600.00   Non-Exempt     Excluded      Included      $3.473.00   $ 3,473.00

09300 ACOUSTICAL CEILINGS
      Acoustic Ceilings                $ 55,800.00  $ 56,600.00   Non-Exempt     Included      Excluded                  $ 1,025.00

09500 FLOORING
      Carpet and VCT                   $117,158.00  $116,700.00   Non-Exempt     Included      Excluded                  $ 2,252.00
      Sheet Vinyl                       In Above      In Above      Exempt       Included      Included     ($  573.00)  $     0.00
      Epoxy Floor                      $  5,790.00  $ 20,750.00     Exempt       Excluded      Allowance                 $     0.00

09910 PAINTING
      Paint and Wallcoverings          $ 44,778.00   $41,500.00   Non-Exempt     Included      Excluded                  $   394.00

10000 SPECIALTIES


Perini Building Co.                Page 1 of 2

                                                                     Exhibit "C"
                                                                     Page 2

                                 PCO 2 SALES TAX

                                       SUBCONTRACT                               BUYOUT SALES                SUBCONTRACT  BUYOUT TAX
DIVISION                                 AMOUNT            GMP         STATUS        TAX      GMP SALES TAX    CHANGES      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      Wall Guards                      $    3,900.00                   Exempt      Excluded                               $     0.0
      Eliason Door                     $    1,504.00                   Exempt      Excluded                               $     0.00
      Fire Extinguishers and Cabinets  $    1,612.00  $    5,000.00  Non-Exempt    Included     Allowance                 $    77.00
      Cylinder Racks                   $      787.00                   Exempt      Excluded                               $     0.00

12000 EQUIPMENT
      Cold Room                        $   83,143.00  $   71,000.00    Exempt      Excluded                               $     0.00
      Laboratory Casework              $  372,185.00  $  623.000.00    Exempt      Excluded     Excluded                  $     0.00

14000 ELEVATOR
      Operator                                        $   20,000.00      N/A         N/A        Allowance        N/A         N/A

15300 FIRE PROTECTION
      Sprinklers                       $   49,000.00  $   43,500.00  Non-Exempt    Excluded     Included     $  2,500.00  $ 2,500.00

15400 PLUMBING
      Plumbing                         $  754,653.00  $  766,250.00    Exempt      Excluded     Excluded                  $     0.00

15500 HVAC
      HVAC                             $1,243,375.00  $1,287,800.00    Exempt      Excluded     Excluded                  $     0.00

16000 ELECTRICAL
      Power                            $  746,000.00  $  791,870.00    Exempt      Excluded     Included                  $     0.00
      Lighting                                                       Non-Exempt    Excluded                  $  6,703.00  $ 6,703.00
      Fire Alarm                                                     Non-Exempt    Excluded                  $    358.00  $   358.00
                                       =============  =============                                          ===========  ==========
                                       $4,053,837.00  $4,887,901.00                                          $ 10,471.00  $22,627.00
                                       =============  =============                                          ===========  ==========

Perini Building Co.                Page 2 of 2

                                                                     Exhibit "D"
                                                                     Page 1

PROJECT NAME: ALNYLAM NEW LABORATORIES AND OFFICES
PROJECT LOCATION: 300 THIRD STREET, CAMBRIDGE, MA

BID DATE: 11/14/03 2:00 PM
MAIN SUMMARY SHEET:

                        PROJECT DURATION:       25 wks
                        PROJECT SF:         40000 Sqft


                                                                   LUMP SUM
                                                                  BID AMOUNT
SPEC                  DESCRIPTION                                    TOTAL            %                     SUBS
------------------------------------------------------------------------------------------------------------------------------------
00700  General Conditions                                                 279,950      0%
02220  Selective Demolition                                                 5,000      0%     Perini
05120  Structural Steel (included In Palm scope of work)                  136,381      0%     PCO#5
06100  Rough Carpentry                                       in 09250                  0%
06200  Finish Carpentry                                                   187,000      0%     ACM
07250  Roofing                                                             15,000      0%     allowance / include waterproofing duct
08110  Steel Doors and Frames - Furnish                                    50,000      0%     O'Conner
       Steel Doors and Frames - Install                                    26,000      0%     Perini
08710  Door Hardware                                         in above                  0%     Perini
08800  Glass and Glazing                                                  151,000      0%     Salem
09250  Gypsum Drywall                                                     193,600      0%     Save-on
09300  Suspended Acoustical Ceilings                                       56,600      0%     K&K
09400  Carpet and Base                                                    116,700      0%     Independent
09500  Sheet Vinyl                                           in carpet                 0%     Independent
09600  Epoxy Flooring                                                      20,750      0%     Allowance 830 SF.  $25
09910  Painting                                                            41,500      0%     Egan
10000  Fire Extinguisher and Cabinet - Furnish                              2,500      0%     Allowance
       Fire Extinguisher and Cabinet - Install                              2,500      0%     Allowance
12345  Laboratory Case work.                                              623,000      0%     Longo
       Lab equipment excluded                                excluded                  0%     By Owner
       cold room excluded                                                  71,000      0%     By Owner
14000  Elevator                                                            20,000             operator allowance
15300  Fire Protection                                                     43,500      0%     JCH
15400  Plumbing                                                           766,250      0%     Gallagher
15500  Heating, Ventilation, and Air Conditioning                       1,287,600      0%     FHM
       Controls                                              in 15500
       Independent commissioning                             excluded                  0%     By Owner
16000  Electrical                                                         791,870      0%     Ostro
                                                                                       0%
       PERFORMANCE + PAYMENT BONDS FOR SUBS                                            0%     INCLUDED IN ABOVE
                                                                        =========  =====
                                                   SUBTOTAL             4,887,901
                                                                        =========
                                     TOTAL PROJECTED BUYOUT
                                                                        =========
                                        SUB TOTAL w/ BUYOUT             4,887,901
                                                                        =========
                                            BALANCE FORWARD             4,887,901
                                                                        =========
       BONDS ON SUBCONTRACTORS                               in above              0.015
       INSURANCE                                                           73,319
       MA Sales Tax                                                        22,627
       Overtime Allowance                                    excluded
       Addendum 1 Upgrade                                                  36,525
   3%  Contingency                                                        147,733
                                                                        =========
                                      SUBTOTAL w/ INSURANCE             5,168,104
                                                                        =========
4.50%  FEE-FIXED                                                          232,565  Fixed Fee
                                                                        =========
                                            SUBTOTAL w/ FEE             5,400,699
                                                                        =========

       PERFORMANCE & PAYMENT BOND EXCLUDED                   Excluded                0.0%
       PERINI'S BOND PREMIUM 1st $7,500,000
       PERINI'S BOND PREMIUM over 1st $7,500,000
                                                                        =========
                                          SUBTOTAL w/ BONDS             5,400,669
                                                                        =========
       BUILDING PERMITS & FEES                               By Owner
       FIRE DEPT CONSTRUCTION FEES                                             NA
       APPLICATION FEE (Flat Rate @ $130)                                      NA
        ADDTN FEES ($4.00/5.000cf of Floor Area)                               NA
        ADDTN FEES ($ 17.00/Ft Above 3rd Floor)                                NA
       DUMPSTER FEES                                                           NA
        $35.00/mo for 1st 3 months                                             NA
        $420.00 from 4th mo for up to 1 yr                                     NA
       SPRINKLER SYSTEMS                                                       NA
        ($70.00/permit for up to 1 yr)                                         NA
       ASBESTOS REMOVAL                                                        NA
        ($15.00/permit for 30 dys - max $180.00/yr)                            NA
       GASES PERMITS FEES (Acetylene & Propane)                                NA
                                                                        =========
                                                TOTAL PRICE             5,400,669
                                                                        =========

                                                                     EXHIBIT "D"
                                                                     PAGE 2

                               ADDENDUM 1 UPCHARGE

                 DIVISION                            BUDGET/QUOTE          COST              SUBTOTAL
-------------------------------------------------------------------------------------------------------
06200 FINISH CARPENTRY
                                                   Compare to
        Cabinets in Community Space                Original Budget     $       0.00
        Board Room Details
        Reception Desk, Sign Wall, Coat Rack
        Details
                                                                                            $      0.00
08800 GLASS AND GLAZING
        Delete Frosted Glass Signage               Deduct Alt         ($   1,200.00)
        Substitute 1/2" glass for 5/8"                                ($  39,943.00)

                                                                                           ($ 41,143.00)
09250 GYPSUM DRYWALL
        Ceiling Soffits / Wall Details             Bid                 $   5,500.00
                                                                                            $  5,500.00
09500 FLOORING
                                                   Compare to
        Change of product specified.               Original Budget     $     459.00
        Floor patterns identified

                                                                                            $    459.00
09910 PAINTING
        Epoxy Paint                                Add/Alt             $   4,200.00

                                                                                            $  4,200.00
12345 LABORATORY CASEWORK
        Surgery Suites                             Add/Alt             $  17,500.00
        SS Counters w/integral sinks               Add/Alt             $   1,950.00
        Scope Room                                 Add/Alt             $   2,650.00
                                                                                            $ 22,100.00
15000 PLUMBING & MECHANICAL
        Piping Changes                             PCO Pricing        ($   5,913.09)
        Ductwork                                   PCO Pricing         $  43,201.20
        Automatic Temperature Controls             PCO Pricing         $   8,121.39
                                                                                            $ 45,409.50
                                                                                            -----------
                                                                             TOTAL:         $ 36,525.50
                                                                                            ===========

Perini Building Company, Inc.                Page 1 of 1

                                      1997 EDITION - ELECTRONIC FORMAT

                                                         AIA DOCUMENT A201 -1997

GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

TABLE OF ARTICLES

  1. GENERAL PROVISIONS

  2. OWNER

  3. CONTRACTOR

  4. ADMINISTRATION OF THE CONTRACT

  5. SUBCONTRACTORS

  6. CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

  7. CHANGES IN THE WORK

  8. TIME

  9. PAYMENTS AND COMPLETION

  10. PROTECTION OF PERSONS AND PROPERTY

  11. INSURANCE AND BONDS

  12. UNCOVERING AND CORRECTION OF WORK

  13. MISCELLANEOUS PROVISIONS

  14. TERMINATION OR SUSPENSION OF THE CONTRACT

INDEX

Acceptance of Nonconforming Work
    9.6.6, 9.9.3, 12.3
Acceptance of Work
    9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
    3.16, 6.2.1, 12.1
Accident Prevention
    4.2.3, 10
Acts and Omissions
    3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2,
    13.7, 14.1
Addenda
    1.1.1, 3.11
Additional Costs, Claims for
    4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
    9.8.3, 12.2.1, 13.5
Additional Time, Claims for
    4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
    3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
   1.1.1

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its Provisions without written permission of the AIA violates the copyright laws of the united states and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA license number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT
D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Aesthetic Effect
    4.2.13, 4.5.1
Allowances
     3.8
All-risk Insurance
    11.4.1.1
Applications for Payment
    4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3,
    14.2.4, 14.4.3
Approvals
    2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
    4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
    4.1
Architect, Definition of
    4.1.1
Architect, Extent of Authority
    2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4,
    9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
    2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6,
    4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
    2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
    3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
    2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work
    3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
     1.6
Architect's Decisions
    4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
    7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
    14.2.4
Architect's Inspections
    4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
    3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
    4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
    4.2.10
Architect's Relationship with Contractor
    1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
    3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
    7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
    13.4.2, 13.5
Architect's Relationship with Subcontractors
    1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
    9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
    4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
    10.3.1
Attorneys' Fees
    3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
    6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
    5.2
Basic Definitions
    1.1
Bidding Requirements
    1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
    11.4.2
Bonds, Lien
    9.10.2
Bonds, Performance, and Payment
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
    3.7.1
Capitalization
     1.3
Certificate of Substantial Completion
    9.8.3, 9.8.4, 9.8.5
Certificates for Payment
    4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
    14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
    13.5.4
Certificates of Insurance
    9.10.2, 11.1.3
Change Orders
    1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3,
    7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
    7.2.1
CHANGES IN THE WORK
    3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
    4.3.1
Claims and Disputes
    3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims
    4.6.5
Claims for Additional Cost
    3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue,
N.W. Washington, D.C. 20006-5292

    3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
    4.3.4
Claims for Damages
    3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
    11.4.7, 11.1.3, 14,2,4
Claims Subject to Arbitration
    4.4.1, 4.5.1, 4.6.1
Cleaning Up
    3.15, 6.3
Commencement of Statutory Limitation Period
    13.7
Commencement of the Work, Conditions Relating to
    2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2,
    8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
    8.1.2
Communications Facilitating Contract Administration
    3.9.1, 4.2.4
Completion, Conditions Relating to
    1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2,
    13.7, 14.1.2
COMPLETION, PAYMENTS AND
    9
Completion, Substantial
    4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance with Laws
    1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
    4.3.4, 8.3.1, 10.3
Conditions of the Contract
    1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
    1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
    9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
    1.1.4, 6
Construction Change Directive, Definition of
    7.3.1
Construction Change Directives
    1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
    5.4, 14.2.2.2
Continuing Contract Performance
    4.3.3
Contract, Definition of
    1.1.2
CONTRACT TERMINATION OR SUSPENSION OF THE
    5.4.1.1, 11.4.9, 14
Contract Administration
    3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
    3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
    1.1, 1.2
Contract Documents, Copies Furnished and Use of
    1.6, 2.2.5, 5.3
Contract Documents, Definition of
    1.1.1
Contract Sum
    3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7,
    9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
    9.1
Contract Time
    4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1,
    9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
    8.1.1
CONTRACTOR
    3
Contractor, Definition of
    3.1, 6.1.2
Contractor's Construction Schedules
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor's Employees
    3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
    14.1, 14.2.1.1,
Contractor's Liability Insurance
    11.1
Contractor's Relationship with Separate Contractors and Owner's Forces
    3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
    1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7,
    11.4.8
Contractor's Relationship with the Architect
    1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
    3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
    7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 12, 13.4.2,
    13.5
Contractor's Representations
    1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor s Responsibility for Those Performing the Work
    3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Contractor's Review of Contract Documents
    1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
    9.7
Contractor's Right to Terminate the Contract
    4.3.10, 14.1
Contractor's Submittals
    3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1,
    9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
    3.9, 10.2.6
Contractor's Supervision and Construction Procedures
    1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4,
    7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
    11.1.1.8, 11.2, 11.3
Coordination and Correlation
    1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
    1.6, 2.2.5, 3.11
Copyrights
    1.6, 3.17
Correction of Work
    2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
    1.2
Cost, Definition of
    7.3.6
Costs
    2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6,
    7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5,
    14
Cutting and Patching
    6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors
    3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4
Damage to the Work
    3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
    3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
    11.4.7, 14.1.3, 14.2.4
Damages for Delay
    6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
    8.1.2
Date of Substantial Completion, Definition of
    8.1.3
Day, Definition of
    8.1.4
Decisions of the Architect
    4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
    7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.84, 9.9.1, 13.5.2, 14.2.2,
    14.2.4
Decisions to Withhold Certification
    9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and Correction of
    2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4,
    12.2.1, 13.7.1.3
Defective Work, Definition of
    3.5.1
Definitions
    1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
    7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
    9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
    4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
    3.11
Drawings, Definition of
    1.1.5
Drawings and Specifications, Use and Ownership of
    1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
    8.2.2, 11.1.2
Emergencies
    4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
    3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
    14.1, 14.2.1
Equipment, Labor, Materials and
    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
    5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work
    1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12,
    3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3,
    12.2, 14.2, 14.3
Extensions of Time
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,
    10.3.2, 10.6.1, 14.3.2
Failure of Payment
    4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
    (See Defective or Nonconforming Work)
Final Completion and Final Payment
    4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
    13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner's
    2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
    11.4
GENERAL PROVISIONS

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION Of THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

    1
Governing Law
    13.1
Guarantees (See Warranty)
Hazardous Materials
    10.2.4, 10.3, 10.5
Identification of Contract Documents
    1.5.1
Identification of Subcontractors and Suppliers
    5.2.1
Indemnification
    3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
    2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
    9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
    14.1.1.4, 14.1.4

Injury or Damage to Person or Property
    4.3.8, 10.2, 10.6
Inspections
    3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2,
    9.10.1, 12.2.1, 13.5
Instructions to Bidders
    1.1.1
Instructions to the Contractor
    3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
    3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
    11.4.2
Insurance, Contractor's Liability
     11.1
Insurance, Effective Date of
    8.2.2, 11.1.2
Insurance, Loss of Use
    11.4.3
Insurance, Owner's Liability
    11.2
Insurance, Project Management Protective Liability
    11.3
Insurance, Property
    10.2.5, 11.4
Insurance, Stored Materials
    9.3.2, 11.4.1.4
INSURANCE AND BONDS
    11
Insurance Companies, Consent to Partial Occupancy
    9.9.1, 11.4.1.5
Insurance Companies, Settlement with
    11.4.10
Intent of the Contract Documents
    1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
    13.6
Interpretation
    1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
    4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
    4.6.4
Judgment on Final Award
    4.6.6
Labor and Materials, Equipment
    1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7,
    5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes
    8.3.1
Laws and Regulations
    1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
    2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder
    4.6.4
Limitations, Statutes of
    4.6.3, 12.2.6, 13.7
Limitations of Liability
    2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12,
    6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 16.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7,
    12.2.5, 13.4.2
Limitations of Time
    2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4,
    4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
    9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
    13.5, 13.7, 14
Loss of Use Insurance
    11.4.3
Material Suppliers
    1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
    10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
    1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6,
    4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.24, 10.2.4,
    14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction
    3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
    4.4.8
Mediation
    4.4.1, 4.4.5, 44.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT 0401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue. N.W.
Washington, D.C. 20006-5292

    1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
    13
Modifications, Definition of
    1.1.1
Modifications to the Contract
    1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2,
    11.4.1
Mutual Responsibility
    6.2
Nonconforming Work, Acceptance of
    9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
    2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice
    2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5,
    5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
    13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
    2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
    9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
    13.5.1, 13.5.2
Notice to Proceed
    8.2.2
Notices, Permits, Fees and
    2.2.2, 3.7, 3.13,7.3.6.4, 10.2.2
Observations, Contractor's
    1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
    2.2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written
    1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
    2
Owner, Definition of
    2.1
Owner, Information and Services Required of the
    2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
    9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
    14.1.1.4, 14.1.4
Owner's Authority
    1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4,
    4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2,
    8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3,
    11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability
    2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
    11.2
Owner's Loss of Use Insurance
    11.4.3
Owner's Relationship with Subcontractors
    1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work
    2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up
    6.3
Owner's Right to Perform Construction and to Award Separate Contracts
    6.1
Owner's Right to Stop the Work
    2.3
Owner's Right to Suspend the Work
    14.3
Owner's Right to Terminate the Contract
    14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service
    1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
    9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
    3.14,6.2.5
Patents
    3.17
Payment, Applications for
    4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
    9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for
    4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
    14.1.1.3, 14.2.4
Payment, Failure of
    4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
    4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
    13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
    4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION
    9
Payments to Subcontractors
    5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
    10.3.1
Performance Bond and Payment Bond
    7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
    2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THB DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

OF
     10
Polychlorinated Biphenyl
    10.3.1
Product Data, Definition of
    3.12.2
Product Data and Samples, Shop Drawings
    3.11,3.12,4.2.7
Progress and Completion
    4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
    4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
    1.1.4
Project Management Protective Liability Insurance
    11.3
Project Manual, Definition of the
    1.1.7
Project Manuals
    2.2.5
Project Representatives
    4.2.10
Property Insurance
    10.2.5,11.4
PROTECTION OF PERSONS AND PROPERTY
    10
Regulations and Laws
    1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
    10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2,13.6,14
Rejection of Work
    3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
    9.10.2
Representations
    1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
    2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
    4.4, 4.5, 4.6
Responsibility for Those Performing the Work
    3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
    9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by Contractor
    1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect
    3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor
    3.12
Rights and Remedies
    1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3,
    7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4,14
Royalties, Patents and Copyrights
    3.17
Rules and Notices for Arbitration
    4.6.2
Safety of Persons and Properly
    10.2, 10.6
Safely Precautions and Programs
    3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
    3.12.3
Samples, Shop Drawings, Product Data and
    3.11, 3.12, 4.2.7
Samples at the Site, Documents and
    3.11
Schedule of Values
    9.2, 9.3.1
Schedules, Construction
    1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
    1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of
    3.12.1
Shop Drawings, Product Data and Samples
    3.11, 3.12, 4.2.7
Site, Use of
    3.13, 6.1.1, 6.2.1
Site Inspections
    1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect's
    4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
    4.2.6, 12.2.1, 13.5
Specifications, Definition of the
    1.1.6
Specifications, The
    1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
    4.6.3, 12.2.6, 13.7
Stopping the Work
    2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
    6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
    5.1.1
SUBCONTRACTORS
    5

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington. D.C. 20006-5292

Subcontractors, Work by
    1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
    5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
    1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1,
    9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
    6.1.1, 11.4.5, 11.4.7
Substantial Completion
    4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
    9.8.1
Substitution of Subcontractors
    5.2.3, 5.2.4
Substitution of Architect
    4.1.3
Substitutions of Materials
    3.4.2, 3.5.1, 7.3. 7
Sub-subcontractor, Definition of
    5.1.2
Subsurface Conditions
    4.3.4
Successors and Assigns
    13.2
Superintendent
    3.9, 10.2.6
Supervision and Construction Procedures
    1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6,
    8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
    4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
    9.10.2, 9.10.3
Surveys
    2.2.3
Suspension by the Owner for Convenience
    14.4
Suspension of the Work
    5.4.2, 14.3
Suspension or Termination of the Contract
    4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
    3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
    4.3.10, 14.1
Termination by the Owner for Cause
    4.3.10, 5.4.1.1, 14.2
Termination of the Architect
    4.1.3
Termination of the Contractor
    14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
    14
Tests and Inspections
    3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.1O.1, 1O.3.2,
    11.4.1.1, 12.2.1, 13.5
TIME
    8
Time, Delays and Extensions of
    3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
    9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
    2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4,
    4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 94.1, 9.5,
    9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5,
    13.7, 14
Time Limits on Claims
    4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work
    9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
    12
Uncovering of Work
    12.1
Unforeseen Conditions
    4.3.4, 8.3.1, 10.3
Unit Prices
    4.3.9, 7.3.3.2
Use of Documents
    1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
    3.13, 6.1.1, 6.2.1
Values, Schedule of
    9.2, 9.3.1
Waiver of Claims by the Architect
    13.4.2
Waiver of Claims by the Contractor
    4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner
    4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2,
    14.2.4
Waiver of Consequential Damages
    4.3.10, 14.2.4
Waiver of Liens
    9.10.2, 9.10.4
Waivers of Subrogation
    6.1.1, 11.4.5, 11.4.7
Warranty
    3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2,13.7.1.3
Weather Delays
    4.3.7.2

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
197O, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Work, Definition of
    1.1.3
Written Consent
    1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
    9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
    4.2.11, 4.2.12, 4.3.6
Written Notice
    2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
    9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
    11.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

ARTICLE 1 GENERAL PROVISIONS

         1.1 BASIC DEFINITIONS

         1.1.1 THE CONTRACT DOCUMENTS

         The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (i) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

         1.1.2 THE CONTRACT

         The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (i) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

         1.1.3 THE WORK

         The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

         1.1.4 THE PROJECT

         The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

         1.1.5 THE DRAWINGS

         The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

         1.1.6 THE SPECIFICATIONS

---------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia - 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

(C) 1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

         1.1.7    THE PROJECT MANUAL

         The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

         1.2      CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

         1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

         1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

         1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

         1.3      CAPITALIZATION

         1.3.1 Terms capitalized in these General Conditions include those which are (i) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

         1.4      INTERPRETATION

         1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

         1.5      EXECUTION OF CONTRACT DOCUMENTS

         1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

         1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

         1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

         1.6.1 The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect's consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect's consultants, and unless otherwise indicated the Architect and the Architect's consultants shall be deemed the authors of

-------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA - 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

THIS DOCUMENT HAS BEEN APPROVED AND ENDORSED BY THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA.

[LOGO]

(C)997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         them and will retain all common law, statutory and other reserved rights, in addition to the copyrights. All copies of Instruments of Service, except the Contractor's, Subcontractors, and suppliers record sets, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect's consultants. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's or Architect's consultants' copyrights or other reserved rights.


ARTICLE 2 OWNER

         2.1      GENERAL

         2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

         2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

         2.2      INFORMATION AND SERVICES REQUIRED OF THE OWNER

         2.2.1 The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

         2.2.2 Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

         2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

         2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor's performance of the Work under the Owner's control shall be

--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW. EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         furnished by the Owner after receipt from the Contractor of a written request for such information or services.

         2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

         2.3      OWNER'S RIGHT TO STOP THE WORK

         2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

         2.4      OWNER'S RIGHT TO CARRY OUT THE WORK

         2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR

         3.1      GENERAL

         3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

         3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

         3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

         3.2      REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY
                  CONTRACTOR

         3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor

--------------------------------------------------------------------------------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. Expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004.
AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         shall be reported promptly to the Architect as a request for information in such form as the Architect may require.

         3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect.

         3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.

         3.3      SUPERVISION AND CONSTRUCTION PROCEDURES

         3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

         3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

         3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

         3.4      LABOR AND MATERIALS

         3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

         3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Work The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.


         3.5      WARRANTY


         3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.


         3.6      TAXES

         3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

         3.7      PERMITS, FEES AND NOTICES

         3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

         3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

         3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

         3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

         3.8      ALLOWANCES

         3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

         3.8.2    Unless otherwise provided in the Contract Documents:

                  .1 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

--------------------------------------------------------------------------------
(C)COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958. 1961, 1963, 1966. 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845. WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

THIS DOCUMENT HAS BEEN APPROVED AND ENDORSED BY THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 -1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington. D.C. 20006-5292

                  .2 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the allowances;



                  .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and Clause 3.8.2.2.


         3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

         3.9      SUPERINTENDENT

         3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

         3.10     CONTRACTOR'S CONSTRUCTION SCHEDULES

         3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

         3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

         3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

         3.11     DOCUMENTS AND SAMPLES AT THE SITE

         3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

         3.12     SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

         3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

         3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

         3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.


         3.12.5 The Contractor shall review for compliance with the Contract Documents, review to ensure conformance and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.



         3.12.6 By review and verification of consistancy with project requirements, submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.


         3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

         3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

         3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

         3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others,

--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

         3.13     USE OF SITE

         3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

         3.14     CUTTING AND PATCHING

         3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

         3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor, such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

         3.15     CLEANING UP

         3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

         3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

         3.16     ACCESS TO WORK

         3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

         3.17     ROYALTIES, PATENTS AND COPYRIGHTS

         3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

         3.18     INDEMNIFICATION


         3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold


--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute Of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         harmless the Owner, Architect, Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

         3.18.2 In claims against any person or entity indemnified under this Paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph
         3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 4 ADMINISTRATION OF THE CONTRACT

         4.1      ARCHITECT

         4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

         4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

         4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

         4.2      ARCHITECT'S ADMINISTRATION OF THE CONTRACT


         4.2.1 The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.



         4.2.2 The Architect, will visit the site at intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.


--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.2.3 The Architect will not be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.


         4.2.4 Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.


         4.2.5 Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

         4.2.6 The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Subparagraphs
         13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

         4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

         4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

         4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

         4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.2.11 The Architect will interpret and decide matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

         4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

         4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

         4.3      CLAIMS AND DISPUTES

         4.3.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

         4.3.2 TIME LIMITS ON CLAIMS. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.

         4.3.3 CONTINUING CONTRACT PERFORMANCE. PENDING final resolution of a Claim except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.


         4.3.4 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be subject to further proceedings pursuant to Paragraph 4.4.


--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.3.5 CLAIMS FOR ADDITIONAL COST. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6.

         4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner,
         (5) termination of the Contract by the Owner, (6) Owner's suspension or
         (7) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

         4.3.7    CLAIMS FOR ADDITIONAL TIME

         4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

         4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

         4.3.8 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

         4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

         4.3.10 CLAIMS FOR CONSEQUENTIAL DAMAGES. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

                  .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

                  .2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

         This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.


         4.4      INITIAL RESOLUTION OF CLAIMS AND DISPUTES


--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.4.1 If a Claim arises out of or relates to the Contract or its breach, the parties shall endeavor to settle the Claim initially through direct negotiation of the parties' Representatives, who shall have authority to settle the Claim. If the parties fail to settle the Claim promptly, the parties' senior executives, who shall have the authority to settle the Claim, shall meet within 21 days after the Claim first arises. If the Claim is not settled within the next seven days, the parties shall submit the Claim to mediation in accordance with Paragraph 4.5.





--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.4.2 If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation or by arbitration. The Contractor shall bond over any mechanic's lien arising hereunder within five days notice of the filing thereof.


         4.5      MEDIATION


         4.5.1 If the parties fail to settle the Claim pursuant to Paragraph 4.4, any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5, shall within 30 days after failure to settle the Claim pursuant to Paragraph 4.4 be subject to mediation as a condition precedent to arbitration.



         4.5.2 The parties shall endeavor to resolve their Claims by mediation which shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration which shall be stayed pending mediation for a period of 30 days from the date of filing, unless stayed for a longer period by agreement of the parties.


         4.5.3 The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

         4.6      ARBITRATION





         4.6.1. Claims not resolved by mediation shall be decided by arbitration which shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect.



         4.6.2 A demand for arbitration shall be made within thirty days after failure of the Claim to be settled pursuant to Paragraph 4.5 and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Paragraph 13.7.





--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         4.6.3 CLAIMS AND TIMELY ASSERTION OF CLAIMS. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.



         4.6.4 JUDGMENT ON FINAL AWARD. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.


ARTICLE 5 SUBCONTRACTORS

         5.1      DEFINITIONS

         5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

         5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

         5.2      AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE
                  WORK

         5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

         5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

         5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be

--------------------------------------------------------------------------------
(C) COPYRIGHT 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 BY THE AMERICAN INSTITUTE OF ARCHITECTS. FIFTEENTH EDITION. REPRODUCTION OF THE MATERIAL HEREIN OR SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT WRITTEN PERMISSION OF THE AIA VIOLATES THE COPYRIGHT LAWS OF THE UNITED STATES AND WILL SUBJECT THE VIOLATE TO LEGAL PROSECUTION. WARNING:
UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION. THIS DOCUMENT WAS ELECTRONICALLY PRODUCED WITH PERMISSION OF THE AIA AND CAN BE REPRODUCED IN ACCORDANCE WITH YOUR LICENSE WITHOUT VIOLATION UNTIL THE DATE OF EXPIRATION AS NOTED BELOW, EXPIRATION AS NOTED BELOW. USER DOCUMENT: ALNYLAMGC.AIA -- 3/1/2004.
AIA LICENSE NUMBER 1029845, WHICH EXPIRES ON 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)

AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

         5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.


         5.2.5 The Contractor shall require each Subcontractor to furnish Performance and Payment Bonds, which shall be a Cost of the Work. If the Owner directs the Contractor in writing not to require such Bonds from any or all Subcontractors, then any additional costs or delays incurred as a result of the Owner's decision not to require Performance and Payment Bonds shall be the subject of a Change Order that increases the Guaranteed Maximum Price and/or the Contract Time.


         5.3      SUBCONTRACTUAL RELATIONS

         5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

         5.4      CONTINGENT ASSIGNMENT OF SUBCONTRACTS

         5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

                  .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph
                           14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

                  .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

         5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

         6.1      OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE
                  CONTRACTS

         6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OK MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3. The Contractor acknowledges that the Owner will install certain research equipment and furniture in coordination with the work, including autoclaves and a cagewasher. The Contractor shall not be entitled to an additional compensation hereunder unless in conflict with union agreements.


         6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.


         6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule and contract time deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.


         6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

         6.2      MUTUAL RESPONSIBILITY

         6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

         6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

         6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

         6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

         6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

         6.3      OWNER'S RIGHT TO CLEAN UP

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7 CHANGES IN THE WORK

         7.1      GENERAL

         7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

         7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor, an order for a minor change in the Work may be issued by the Architect alone.

         7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

         7.2      CHANGE ORDERS

         7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

                  .1       change in the Work;

                  .2 the amount of the adjustment, if any, in the Contract Sum; and

                  .3       the extent of the adjustment, if any, in the Contract
                           Time.

         7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

         7.3      CONSTRUCTION CHANGE DIRECTIVES

         7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

         7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

         7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

                  .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

                  .2 unit prices stated in the Contract Documents or subsequently agreed upon;

                  .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

                  .4       as provided in Subparagraph 7.3.6.

         7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor's

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

         7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

         7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

                  .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

                  .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

                  .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

                  .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

                  .5 additional costs of supervision and field office personnel directly attributable to the change.

         7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

         7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

         7.3.9 When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

         7.4      MINOR CHANGES IN THE WORK


         7.4.1 The Architect with the approval of the Owner's representative will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.


---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

ARTICLE 8 TIME

         8.1      DEFINITIONS

         8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

         8.1.2 The date of commencement of the Work is the date established in the Agreement.

         8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

         8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

         8.2      PROGRESS AND COMPLETION

         8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

         8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

         8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

         8.3      DELAYS AND EXTENSIONS OF TIME

         8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending mediation and arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

         8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

         8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9 PAYMENTS AND COMPLETION

         9.1      CONTRACT SUM

         9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

         9.2      SCHEDULE OF VALUES

         9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and

(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

         9.3      APPLICATIONS FOR PAYMENT

         9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

         9.3.1.1 As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

         9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

         9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

         9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

         9.4      CERTIFICATES FOR PAYMENT

         9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

         9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

         9.5      DECISIONS TO WITHHOLD CERTIFICATION

         9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

                  .1       defective Work not remedied;

                  .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

                  .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

                  .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

                  .5       damage to the Owner or another contractor;

                  .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

                  .7 persistent failure to carry out the Work in accordance with the Contract Documents.

         9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

         9.6      PROGRESS PAYMENTS

         9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

         9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

         9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

         9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

         9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

         9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

         9.7      FAILURE OF PAYMENT

         9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

         9.8      SUBSTANTIAL COMPLETION


         9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. The Contractor's obtaining a Certificate of Occupancy for the project from the City of Cambridge is an express condition precedent to Substantial Completion.


         9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

         9.8.3 Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

         9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

         9.9      PARTIAL OCCUPANCY OR USE

         9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heal, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

         9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

         9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

         9.10     FINAL COMPLETION AND FINAL PAYMENT

         9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

         9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (i) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surely, if any, to final payment and
         (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

         9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

         9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

                  .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

                  .2 failure of the Work to comply with the requirements of the Contract Documents; or

                  .3 terms of special warranties required by the Contract Documents.

         9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

         10.1     SAFETY PRECAUTIONS AND PROGRAMS

         10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

         10.2     SAFETY OF PERSONS AND PROPERTY

         10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                  .1 employees on the Work and other persons who may be affected thereby;

                  .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

                  .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced With permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

         10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

         10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

         10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and
         10.11.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

         10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

         10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

         10.3     HAZARDOUS MATERIALS


         10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including any hazardous, contaminated or toxic material as defined in Federal or State Laws or Regulations, encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.



         10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been found to be harmless or has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in


---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
         the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.


         10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been found to be harmless or rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.


         10.4 The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

         10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

         10.6     EMERGENCIES

         10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11 INSURANCE AND BONDS

         11.1     CONTRACTOR'S LIABILITY INSURANCE

         11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

                  .1 claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

                  .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

                  .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

                  .4 claims for damages insured by usual personal injury liability coverage;

                  .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

                  .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

                  .7 claims for bodily injury or property damage arising out of completed operations; and

                  .8 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

         11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

         11.2     OWNER'S LIABILITY INSURANCE

         11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.




         11.4     PROPERTY INSURANCE

         11.4.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder's risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         11.4.1.1 Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss.

         11.4.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.

         11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles.

         11.4.1.4 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

         11.4.1.5 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing properly insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.




         11.4.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

         11.4.4 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

         11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201-1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         11.4.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

         11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

         11.4.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph
         11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

         11.4.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.6. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

         11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power, if such objection is made, the dispute shall be resolved as provided in Paragraphs 4.5 and 4.6. The Owner as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

         11.5     PERFORMANCE BOND AND PAYMENT BOND

         11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK

         12.1     UNCOVERING OF WORK

         12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's examination and be replaced at the Contractor's expense without change in the Contract Time.

         12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

         12.2     CORRECTION OF WORK

         12.2.1   BEFORE OR AFTER SUBSTANTIAL COMPLETION

         12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

         12.2.2   AFTER SUBSTANTIAL COMPLETION

         12.2.2.1 In addition to the Contractor's obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Paragraph 2.4.

         12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

         12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

         12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

         12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

         12.3     ACCEPTANCE OF NONCONFORMING WORK

         12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS

         13.1     GOVERNING LAW

         13.1.1 The Contract shall be governed by the law of the place where the Project is located.

         13.2     SUCCESSORS AND ASSIGNS

         13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

         13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

         13.3     WRITTEN NOTICE

         13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

         13.4     RIGHTS AND REMEDIES

         13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

         13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

         13.5     TESTS AND INSPECTIONS

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

         13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

         13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

         13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.


         13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Owner.


         13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

         13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

         13.6     INTEREST


         13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. Payments due and unpaid for more than 30 days under the Contract Documents shall bear interest at the prime rate published from time to time in the Wall Street Journal.


         13.7     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

         13.7.1   As between the Owner and Contractor:

                  .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

                  .2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292
                           action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

                  .3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT

         14.1     TERMINATION BY THE CONTRACTOR

         14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

                  .1 issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

                  .2 an act of government, such as a declaration of national emergency which requires all Work to be stopped;

                  .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or

                  .4 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

         14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

         14.1.3   If one of the reasons described in Subparagraph 14.1.1 or
         14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

         14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

         14.2     TERMINATION BY THE OWNER FOR CAUSE

         14.2.1   The Owner may terminate the Contract if the Contractor:

                  .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

                  .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

                  .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

                  .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

         14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

                  .1       take possession of the site and of all materials,
                  equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

                  .2       accept assignment of subcontracts pursuant to
                  Paragraph 5.4; and

                  .3       finish the Work by whatever reasonable method the
                  Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

         14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

         14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

         14.3     SUSPENSION BY THE OWNER FOR CONVENIENCE

         14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

         14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

                  .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

                  .2 that an equitable adjustment is made or denied under another provision of the Contract.

         14.4     TERMINATION BY THE OWNER FOR CONVENIENCE

         14.4.1 The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

         14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

                  .1 cease operations as directed by the Owner in the notice;

                  .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

                  .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

         14.4.3 In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

---------
(C) Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING:
Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. expiration as noted below. User Document: alnylamgc.aia -- 3/1/2004. AIA License Number 1029845, which expires on 12/31/2004.

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C)1997 AIA(R)
AIA DOCUMENT A201 - 1997
GENERAL CONDITIONS OF THE
CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292